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                                                                    EXHIBIT 99.1

                      INTEGRATED ALARM SERVICES GROUP, INC.



                                                                  April 22, 2006

Mr. Timothy McGinn
26 Port Huron Drive
Schenectady, NY  12309

                          Transition Services Agreement

Dear Tim:

                  This letter agreement ("Letter Agreement") between Integrated Alarm Services Group, Inc. ("Company") and you sets forth our understanding regarding (i) the termination of your employment with the Company and the termination of your status as an officer of the Company and (ii) certain transition services you have agreed to provide to the Company in connection with such termination. This Letter Agreement is effective as of April 22, 2006 (the "Effective Date").

                  1. Termination of Prior Agreement. You and the Company are parties to an Employment Agreement, dated January 31, 2003, as amended November 18, 2005 ("Prior Agreement"). The Prior Agreement shall terminate on the Effective Date and shall be of no further force and effect on and after that date. On the Effective Date, the terms and conditions of your employment with the Company, and the amounts payable to you in connection with the termination of such employment, shall be governed by this Letter Agreement and not the Prior Agreement.

                  2. Termination; Transition Services.

                  (a) Your status as an officer and employee of the Company will end on May 31, 2006 ("End Date"), without the requirement of any further action by you or the Company.

                  (b) From the Effective Date until the End Date (the "Transition Period"), you agree to assist the Board of Directors of the Company (the "Board") in effecting an orderly transition of the management of the Company in the manner directed by the Board (the "Transition Services"). You understand and agree that, effective as of May 1, 2006, the Company will employ the individual who is intended by the Board to serve as interim Chief Executive Officer following the End Date, and that, as part of the Transition Services, you agree to cooperate with such individual in effecting the management transition and in transferring the duties and responsibilities of the Chief Executive Officer to such individual. Subject to the foregoing, you shall continue to act during the Transition Period as the Chief Executive Officer of the Company and, in such capacity and as part of the Transition Services, shall be responsible for, among other things, the timely filing on behalf of the Company of all periodical filings due under the Securities Exchange Act of 1934, as amended, including the applicable certifications as Chief Executive Officer required under Section 302 of the Sarbanes-Oxley Act of 2002 in connection with the filing of the Company's Form 10-Q for the first quarter of 2006 and the Company's Form 10-K/A for 2005.

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                  3. Board Status. You will cease to be Chairman of the Board following the End Date. The Company shall be under no obligation to continue your membership on the Board following the expiration of your current term as a director.

                  4. Compensation During the Transition Period. During the Transition Period, you shall continue to be paid your base salary (at the rate in effect immediately prior to the Effective Date) and to participate in the Company's benefit plans in accordance with the terms currently applicable to you. You shall not be eligible for any awards or payments of incentive compensation or to participate in any bonus or equity plans of the Company on or after the Effective Date.

                  5. Business Expenses. During the Transition Period, the Company shall reimburse you upon presentation of appropriate documentation, in accordance with the Company's regular practices, for ordinary-course business expenses reasonably incurred by you in connection with the performance of the Transition Services.

                  6. Termination Payments and Reimbursements. Subject to the further provisions of this Section 6, the Company (i) will make a one-time cash lump sum payment to you within thirty days following the End Date in an amount equal to 50% of your annual rate of base salary and (ii) if you elect medical continuation coverage under the Company's medical plans following the End Date (so-called "COBRA" coverage), will reimburse you for 100% of the premium cost for such coverage for the lesser of 18 months and the period for which such coverage remains in effect. The Company shall have no obligation to make any payment or reimbursements to you under the previous sentence if (i) the Board, acting reasonably and in good faith, determines that you have failed in any material respect to perform the Transition Services or (ii) you have failed to satisfy the Non-Revocation Condition (as defined below). Except as provided in this Section 6, you will not be eligible or entitled to any other severance or termination benefits in connection with your termination as an officer and employee of the Company.

                  7. Outstanding Options. Any outstanding stock options held by you shall be governed by the terms of the plan of the Company under which such stock options were granted and by the terms of the agreement accompanying the grant of such options.

                  8. Certain Covenants by You.

                  (a) You agree to refrain from making any statement, written or oral, in disparagement of the Company or any of its officers, shareholders, directors, employees, agents, or associates (including, but not limited to, negative references to the Company and the Company's products, services, or corporate policies) to the general public or the Company's employees, potential employees, customers, suppliers, potential suppliers, business partners, and/or potential business partners.

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                  (b) You agree that during the Transition Period and for the one-year period immediately following the Transition Period (the "Obligation Period"), you shall not, either directly or indirectly, solicit, induce, recruit, or encourage any employees of the Company to leave their employment, or take away such employees, or attempt to solicit, induce, recruit, encourage, take-away, or hire any such employees either for you or for the benefit of any other person or entity with whom you are then associated.

                  (c) You will not, during the Transition Period and for the six-month period immediately following the Transition Period, either directly or indirectly, engage in, with or for any enterprise, institution, whether or not for profit, business, or company, competitive with the business (as defined herein) of the Company as such business may be conducted on the date of the Letter Agreement, as a creditor, guarantor, or financial backer, stockholder, director, officer, consultant, advisor, employee, member or otherwise of or through any corporation, partnership, association, sole proprietorship or other entity; provided, that an investment by you, your spouse or your children is permitted if such investment is not more than four percent (4%) of the total debt or equity capital of any such competitive enterprise or business and further provided that said competitive enterprise or business is a publicly held entity whose stock is listed and traded on a national stock exchange, the NASDAQ Stock Market, or the over-the-counter bulletin board or any successor thereto. As used in this Letter Agreement, the business of the Company shall be deemed to include wholesale monitoring and related support services, and financing solutions and products, within the security alarm industry. The provisions of this Section 8(c) shall not preclude you, alone or in combination with others, in making a bona fide offer to purchase the Company or any of its businesses.

                  (d) On or prior to the End Date, you shall return all Company property to the Company. In addition, you agree not to disclose any confidential information or trade secrets related to the business or operations of the Company that you acquired in connection with your employment as an officer, employee or director of the Company.

                  9. Miscellaneous.

                  (a) This Letter Agreement constitutes a complete and final agreement between the parties and supersedes and replaces all prior or contemporaneous agreements or understandings, oral or written, negotiations, or discussions relating to the subject matter of this Letter Agreement between the Company and you. This Letter Agreement shall not be modified or changed except by written instrument executed by you and the Company.

                  (b) You hereby acknowledge and agree that the Company's obligations under this Letter Agreement are in consideration for your execution and delivery of the Release of Claims set forth as Exhibit A hereto and your non-revocation of the release during the revocation period described in the Release of Claims (collectively, the "Non-Revocation Condition").

                  (c) All payments made to you under this Letter Agreement shall be subject to all required federal, state and local income tax and wage withholdings.

                  (d) This Letter Agreement shall be governed by the laws of the State of New York.

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                                    * * * * *

                  If you agree that this Letter Agreement sets forth our understanding and agreement on the subject matter herein, kindly sign and return to the Company the enclosed copy of this Letter Agreement, which will then constitute a legal binding obligation between us.



                                          INTEGRATED ALARM SERVICES GROUP, INC.

                                          By: /s/ Tim Tully
                                              -------------------------
                                               Title:



Acknowledged and agreed
as of the day and year first set forth above.


/s/ Timothy M. McGinn
-----------------------------
Timothy McGinn

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                                                                       EXHIBIT A

                                RELEASE OF CLAIMS


                  I, Timothy McGinn, the undersigned, and Integrated Alarm Services Group, Inc. (the "Company") entered into a Transition Services Agreement, dated April 22, 2006 ("Letter Agreement") and this Release of Claims is being delivered to the Company in consideration of amounts payable to me under the Letter Agreement to which I am not otherwise entitled.

                  I agree that this Release of Claims becomes effective seven
(7) days after I sign it, unless prior to the end of that 7-day period, I have revoked this Release of Claims in the manner described below.

                  1. General Release. In consideration of the promises of the Company set forth in the Letter Agreement, which includes compensation to which I would not otherwise be entitled, I, on behalf of myself, and my heirs, executors, administrators, successors, assigns, dependents, descendants, and attorneys, hereby knowingly, voluntarily, and willingly fully and forever release, discharge, and covenant not to sue the Company and its direct and indirect parents, subsidiaries, affiliates, and related companies, past and present, as well as each of its and their directors, officers, employees, agents of the foregoing, representatives, advisers, trustees, insurers, assigns, successors, and agents, past and present (collectively, hereinafter referred to as the "Released Parties"), of, from, and with respect to, any claim, duty, obligation, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that any of them may possess arising from any omissions, acts, or facts that have occurred up until and including the date of this Release of Claims including:

                  o any and all claims relating to or arising from my employment or officer relationship with the Company and the termination of either such relationship;

                  o any and all claims for wrongful discharge of employment; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; and defamation;

                  o any and all claims arising under the Employee Retirement Income Security Act of 1974, the Civil Rights Acts of 1866 and 1867, Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights and Women's Equity Act of 1991, Sections 1981 through 1988 of Title 42 of the United States Code, as amended, the Occupational Safety and Health Act of 1970, the Consolidated Omnibus Budget Reconciliation Act of 1985, the Family and Medical Leave Act of 1993, the Worker Adjustment and Retraining Notification Act of 1988, the Vocational Rehabilitation Act of 1973, the Equal Pay Act of 1963, the Americans with Disabilities Act, the Fair Labor Standards Act, and the National Labor Relations Act, as amended, any other federal or state anti-discrimination law, or any local or municipal ordinance relating to discrimination in employment or human rights and the common law;

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                  o  any and all claims for salary, bonus, severance pay,
                     pension, vacation pay, life insurance, health or medical insurance, or any other fringe benefits, other than the payments and benefits provided for in the Letter Agreement;

                  o any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and

                  o  any and all claims for attorneys' fees and costs.

                  2. ADEA Release. In consideration of the promises of the Company set forth in the Letter Agreement, I hereby release and discharge the Released Parties from any and all claims that I may have against the Released Parties arising under the U.S. Age Discrimination in Employment Act of 1967, as amended, and the applicable rules and regulations promulgated thereunder ("ADEA"). I understand that the ADEA is a federal statute that prohibits discrimination on the basis of age in employment, benefits, and benefit plans. I also understand that, by signing this Release of Claims, I am waiving all claims against any and all of the Released Parties.

                  3. Representations by Me. By signing this Release of Claims, I confirm the following:

                  o I am providing the release and discharge set forth in this Release of Claims in exchange for consideration in addition to anything of value to which I already am entitled.

                  o I was advised by the Company in writing to consult with an attorney of my choice prior to signing this Release of Claims and to have such attorney explain to me the terms of the Letter Agreement and the Release of Claims including the terms relating to my release of claims arising under the ADEA.

                  o I have read the Letter Agreement and this Release of Claims carefully and completely and understand each of them.

                  o I understand that I am not waiving any rights or claims provided under ADEA that may arise after I sign this Release of Claims.

                  4. Period to Consider and Revocation. I understand that I have twenty-one days in which to consider the terms of the Letter Agreement and this Release of Claims. To the extent I sign the Letter Agreement and this Release of Claims within less than twenty-one (21) days after its delivery to me, I acknowledge that my decision to execute the Letter Agreement and this Release of Claims prior to the expiration of such twenty-one (21)-day period was entirely voluntary. For a period of seven days following the date I execute this Release of Claims, I have the right to revoke the release contained in Section 2 (the "Revocation Period"). The Revocation Period shall expire at 5:00 p.m. New York City time on the last day of the Revocation Period; provided, however, that if such seventh day is not a business day, the Revocation Period shall extend to 5:00 p.m. on the next succeeding business day. No such revocation by me shall be effective unless it is in writing and signed by me and received by the Company prior to the expiration of the Revocation Period.

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                  5. Rights Not Released. I understand that, notwithstanding any of the foregoing, by signing this Release of Claims I shall not release the Company from any of the indemnity rights I may have against the Company under its By-Laws or under the laws of the State of Delaware, or from any of the rights I may have against the Company pursuant to the Letter Agreement.

------------------------
Timothy McGinn

DATE: ______________

STATE OF: __________            )
                                ) ss:
COUNTY OF                       )

         On this ____ day of ________, 2006 before me personally came ___________________ to me known, and known to me to be the individual described in, and who executed the foregoing letter and duly acknowledged to me that he/she executed the same.


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         NOTARY PUBLIC

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